UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2010

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in charter)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Supplemental Indenture

On January 12, 2010 (the “Effective Date”), Harman International Industries, Incorporated (the “Company”) entered into a Supplemental Indenture (the “Supplemental Indenture”), to the Indenture dated October 23, 2007 (the “Indenture”), with Wells Fargo Bank, National Association, as trustee for the 1.25% Convertible Senior Notes due 2012 (the “Notes”).

The Supplemental Indenture amends the incurrence of debt covenant contained in the Indenture, which covenant expires on October 23, 2010, to permit the Company to, without complying with the Consolidated Total Debt to Consolidated EBITDA (as such terms are defined in the Indenture) ratio of 3:25 to 1:

(a)	incur revolving extensions of credit under the Second Amended and Restated Multi-Currency, Multi-Option Agreement dated March 31, 2009, up to a maximum amount of $231,600,000; and

(b)	incur additional indebtedness, subject to a requirement to make a pro rata offer to purchase a principal face amount of the Notes equal to 50% of the aggregate amount of such indebtedness so incurred, plus accrued and unpaid interest thereon (subject to satisfaction of certain conditions).

The foregoing description is qualified in its entirety by reference to the Supplemental Indenture which is attached hereto as Exhibit 4.1, the terms of which are incorporated herein by reference. A copy of the Indenture has previously been filed with the Securities and Exchange Commission as Exhibit 4.1 to the Current Report on Form 8-K filed on October 25, 2007.

Investment funds affiliated with Kohlberg, Kravis Roberts & Co. L.P. (“KKR”) and GS Capital Partners VI Fund, L.P. and its related funds, which are sponsored by Goldman, Sachs & Co. (“GS”), that collectively own a majority in principal amount of the Notes consented to the Supplemental Indenture. Brian F. Carroll, one of the Company’s directors, is a member of KKR & Co. LLC, which serves as a general partner of KKR. Rajat Gupta, another Company director, is a director of GS and a senior advisor to KKR.

On January 13, 2010, the Company issued a press release with respect to this item. A copy of this press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit

4.1	Supplemental Indenture, dated as of January 12, 2010, to the Indenture dated as of October 23, 2007, between Harman International Industries, Incorporated and Wells Fargo Bank, National Association.

99.1	Press Release issued by Harman International Industries, Incorporated on January 13, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Todd A. Suko
Todd A. Suko
Vice President, General Counsel and Secretary

Date: January 13, 2010

Exhibit No.	EXHIBIT INDEX Description of Exhibit

4.1	Supplemental Indenture, dated as of January 12, 2010, to the Indenture dated as of October 23, 2007, between Harman International Industries, Incorporated and Wells Fargo Bank, National Association.

99.1	Press Release issued by Harman International Industries, Incorporated on January 13, 2010.